Exhibit 10.17

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (the “Amendment”) dated as of January 10, 2011 (the “Effective Date”) is made by and between M&I MARSHALL & ILSLEY BANK, a Wisconsin banking corporation (“Lender”), and AEROSONIC CORPORATION, a Delaware corporation (“Borrower”).

WITNESSETH

WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated April 30, 2010 (as may be amended, restated, modified or supplemented and in effect from time to time, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

WHEREAS, pursuant to the Loan Agreement, Borrower issued to Lender that certain (i) Revolving Line of Credit Note dated April 30, 2010 in the original principal amount of Four Million and No/100 Dollars ($4,000,000) (as may be amended, restated, modified or supplemented and in effect from time to time, the “Revolving Credit Note”); (ii) Interest Bearing Installment Note dated April 30, 2010 in the original principal amount of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000) (as may be amended, restated, modified or supplemented and in effect from time to time, the “Real Estate Installment Note”); (iii) Interest Bearing Installment Note dated April 30, 2010 in the original principal amount of One Million Nine Hundred Thousand and No/100 Dollars ($1,900,000) (as may be amended, restated, modified or supplemented and in effect from time to time, the “Term Note”); and (iv) Equipment Line of Credit Note dated April 30, 2010 in the original principal amount of Seven Hundred Thousand and No/100 Dollars ($700,000) (as may be amended, restated, modified or supplemented and in effect from time to time, the “Equipment Note,” collectively with the Revolving Credit Note, Real Estate Installment Note and Term Note, the “Notes”).

WHEREAS, to secure Borrower’s payment of the Notes and Borrower’s performance under the Loan Agreement, Borrower, among other things, executed and delivered to Lender that certain (i) Mortgage, Security Agreement and Assignment of Rents dated April 30, 2010, recorded in the Official Records of Pinellas County, Florida at O.R. Book 16909 Pages 2344-2362 (the “Mortgage”), whereby Borrower granted a security interest in the real and personal property described therein to Lender; (ii) Collateral Assignment of Rents and Leases dated April 30, 2010, recorded in the Official Records of Pinellas County, Florida at O.R. Book 16909 Pages 2363-2369 (as may be amended, restated, modified or supplemented and in effect from time to time, the “Collateral Assignment”); and (iii) Security Agreement dated April 30, 2010 executed by Borrower in favor of Lender (the “Security Agreement”) granting Lender a security interest in certain collateral more particularly described therein.

WHEREAS, to further secure Borrower’s payment of the Notes and Borrower’s performance under the Loan Agreement, Avionics Specialties, Inc., a Virginia corporation, and OP Technologies, Inc., an Oregon corporation (each a “Guarantor” and collectively, the “Guarantors”) each executed and delivered an unconditional Guaranty Agreement dated April 30, 2010 guarantying payment and performance by Borrower of all obligations evidenced by the Notes and Loan Agreement (such guarantees collectively referred to herein as the “Guaranty”).

WHEREAS, to secure Guarantor’s obligations and performance under the Guaranty, each Guarantor, among other things, executed and delivered to Lender that certain Security Agreement dated April 30, 2010 (the “Guarantor Security Agreement”) granting Lender a security interest in certain collateral more particularly described therein.  The Loan Agreement, Notes, Mortgage, Collateral Assignment, Security Agreement, Guaranty, Guarantor Security Agreement and any and all documents executed in connection therewith shall be referred to herein as the “Loan Documents.”

WHEREAS, as of January 4, 2011, the aggregate outstanding principal balance of the Notes is $8,516,246.96.

WHEREAS, Borrower has requested that Lender modify the Borrowing Base, and although Lender is under no obligation to do so, Lender has agreed to such modification under the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the execution and delivery of this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.           Recitals.  The parties hereto hereby affirm all recitals and statements above as true and correct and hereby incorporate such recitals into this Amendment.

2.           Amendment to Section 1.2 of the Loan Agreement.  Section 1.2 of the Loan Agreement is hereby amended so that, from and after the Effective Date, it shall read as follows:

““Borrowing Base” means the lesser of (a) the Revolving Credit Limit or (b) the sum of (i) up to eighty percent (80%) of the aggregate amount of Eligible Accounts; plus (ii) eighty percent (80%) of the aggregate amount of Finished Goods Inventory; plus (iii) fifty percent (50%) of the aggregate amount of Raw Materials Inventory, with the aggregate total inventory of (ii) and (iii) not to exceed Two Million and No/100 Dollars ($2,000,000).”

3.           Representations, Warranties and Covenants.  By executing this Amendment, Borrower represents and warrants to Lender that (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Loan Agreement, the Notes or the Loan Documents except for those events, if any, that have been disclosed in writing to Lender or waived in writing by Lender, (b) the representations and warranties in the Loan Agreement are true as of the date of this Amendment as if made on the date hereof; (c) the financial statements and other financial information most recently provided to Lender are correct and complete in all material respects, and fairly represent the financial condition of Borrower as at the date thereof and fairly represent the results of the operations of Borrower for the period covered thereby; (d) there has been no material adverse change in the business, properties, or condition, financial or otherwise, of Borrower since the date of such financial statements or other information; (e) this Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound, and (f) this Amendment is within Borrower’s powers, has been duly authorized, and does not conflict with any of Borrower’s organization papers.

4.           Reaffirmation.  Except as modified hereby, all of the terms, covenants and conditions of the Loan Agreement, Notes, Mortgage, Collateral Assignment, Security Agreement and all other Loan Documents are ratified, reaffirmed, and confirmed and shall continue in full force and effect.  The Mortgage, Collateral Assignment, Security Agreement, Guaranty, Guarantor Security Agreement and all other security agreements, mortgages and other similar instruments between Borrower and Lender shall continue to secure payment of the Notes.  Should any term or provision of the Loan Agreement or Notes conflict with the terms or provisions contained in this Amendment, the terms and provisions of this Amendment shall be controlling.  This Amendment is not intended to be, nor shall it be construed to be, a novation or an accord and satisfaction of any other obligation or liability of Borrower to Lender.

5.           Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

6.           FINAL AGREEMENT.THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

LENDER:

M&I MARSHALL & ILSLEY BANK

By: /s/ Authorized Officer
Its: ______________________________
Name: ___________________________

By: /s/ Authorized Officer
Its: ______________________________
Name: ___________________________

BORROWER: AEROSONIC CORPORATION By: /s/ Douglas J. Hillman Its: President and CEO Name: Douglas J. Hillman

Signature page to First Amendment to Loan Agreement